Acquisitions - Summary of Unaudited Pro Forma Financial Information (Detail) - 2019 Acquisitions [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Business Acquisition [Line Items]
Net revenues	$ 1,764,493	$ 1,724,821
Net income applicable to common stock	$ 369,300	$ 292,012
Net income per common share — basic	$ 3.69	$ 2.96
Net income per common share — diluted	$ 3.68	$ 2.95